PRUDENTIAL MONEYMART ASSETS, INC.
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Prospectus dated February 27, 1998
(Revised as of June 1, 1998)

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Prudential MoneyMart Assets, Inc. (the Fund), is an open-end, diversified, management investment company, or mutual fund. Its investment objective is maximum current income consistent with stability of capital and the maintenance of liquidity. The Fund seeks to achieve this objective by investing primarily in a portfolio of money market instruments maturing in thirteen months or less. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies."

The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. See "How the Fund Values its Shares."

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated February 27, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

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Investors are advised to read this Prospectus and retain it for future reference.
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AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR
GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND HIGHLIGHTS

     The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

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WHAT IS PRUDENTIAL MONEYMART ASSETS, INC.?

     Prudential MoneyMart Assets, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified, management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     The Fund's investment objective is maximum current income consistent with stability of capital and the maintenance of liquidity. The Fund invests primarily in a portfolio of money market instruments maturing in thirteen months or less. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 7.

WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

     It is anticipated that the Fund's net asset value will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Fund will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Fund's portfolio, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold such security. See "How the Fund Values its Shares" at page 13.

WHO MANAGES THE FUND?

     Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and .30 of 1% of the Fund's average daily net assets in excess of $50 million. As of January 31, 1998, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $63 billion. The Prudential Investment Corporation (PIC), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 11.

WHO DISTRIBUTES THE FUND'S SHARES?

     Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Fund's shares. The Fund reimburses Prudential Securities for expenses related to the distribution of the Fund's Class A shares at an annual rate of up to .125 of 1% of the average daily net assets of the Class A shares of the Fund. Prudential Securities incurs the expenses of distributing Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 11.

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                                       2

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WHAT IS THE MINIMUM INVESTMENT?

     Except as otherwise provided, the minimum initial investment is $1,000 and the minimum subsequent investment is $100 for Class A shares. Prudential Securities reserves the right to impose a higher minimum subsequent investment amount from time to time as it may deem appropriate. There is no minimum initial or subsequent investment requirement for investors who qualify to purchase Class Z shares. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 15 and "Shareholder Guide--Shareholder Services" at page 21.

HOW DO I PURCHASE SHARES?

     Shares of the Fund are available through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor. Class Z shares are offered to a limited group of investors at NAV without distribution charges. Dealers may charge their customers a separate fee for handling purchase transactions. See "Shareholder Guide--How to Buy Shares of the Fund" at page 15.

WHAT ARE MY PURCHASE ALTERNATIVES?

     The Fund offers two classes of shares:

* Class A Shares:   Sold without a sales charge and are subject to ongoing
                    service or distribution-related expenses.



* Class Z Shares:   Sold without a sales charge to a limited group of investors.
                    Class Z shares are not subject to any ongoing service or distribution-related expenses.

HOW DO I SELL MY SHARES?

     You may redeem your shares of the Fund at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 18.


HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

     The Fund expects to declare daily and pay monthly dividends of net investment income and short-term capital gains, if any, and make distributions annually of any net long-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 13.

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                                      3

                                  FUND EXPENSES

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SHAREHOLDER TRANSACTION EXPENSES

                                                  CLASS A SHARES  CLASS Z SHARES
                                                  --------------  --------------

    Maximum Sales Load Imposed on Purchases .....      None           None
    Maximum Sales Load Imposed on Reinvested
      Dividends .................................      None           None
    Maximum Deferred Sales Load .................      None           None
    Redemption Fees .............................      None           None
    Exchange Fee ................................      None           None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
                                                  CLASS A SHARES  CLASS Z SHARES
                                                  --------------  --------------
    Management Fees .............................     .301%          .301%
    12b-1 Fees ..................................     .125%          None
    Other Expenses ..............................     .275%          .275%
    Total Fund Operating Expenses ...............     .701%          .576%

                                        1           3           5           10
EXAMPLE                               YEAR        YEARS       YEARS       YEARS
                                      ----        -----       -----       -----

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

    Class A ....................      $ 7          $22          $39         $87
    Class Z ....................      $ 6          $18          $32         $72

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The above example is based on data for the Fund's fiscal year ended December 31,
1997. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

Dealers may independently charge additional fees for shareholder transactions or advisory services.

The purpose of the table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

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                                       4

                              FINANCIAL HIGHLIGHTS
         (FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAR INDICATED

     The following financial highlights for the Class A shares of the Fund for the fiscal year ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the nine years ended December 31, 1996, by Deloitte & Touche LLP, independent auditors. The report by Price Waterhouse LLP and each of the reports by Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the years indicated. This information is based on data contained in the financial statements.

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                                                                                CLASS A SHARES(b)
                                                                             YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------------------
                                                 1997               1996               1995               1994               1993
                                                ------             ------             ------             ------             ------

PER SHARE OPERATING
 PERFORMANCE:
  Net asset value, beginning
   of year ..........................           $1.000             $1.000             $1.000             $1.000             $1.000
  Net investment income and net
   realized gains ...................             .050               .048               .054               .037               .027
  Dividends and distributions .......            (.050)              (048)             (.054)             (.037)             (.027)
                                                ------             ------             ------             ------             ------
  Net asset value, end of year ......           $1.000             $1.000             $1.000             $1.000             $1.000
                                                ======             ======             ======             ======             ======
  TOTAL RETURN(a): ..................             5.09%              4.97%              5.51%              3.72%              2.70%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000) .....       $6,863,647         $7,315,223         $7,221,658         $6,544,880         $7,318,633
  Average net assets (000) ..........       $7,121,692         $7,326,023         $6,914,520         $7,071,381         $7,742,989

Ratios to average net assets:
  Expenses, including
   distribution fee .................              .70%               .71%               .69%               .71%               .71%
  Expenses, excluding
   distribution fee .................              .58%               .59%               .56%               .58%               .58%
  Net investment income .............             4.97%              4.83%              5.38%              3.65%              2.63%



                                                                                CLASS A SHARES(b)
                                                                             YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------------------
                                                 1992               1991               1990               1989               1988
                                                ------             ------             ------             ------             ------

PER SHARE OPERATING
 PERFORMANCE:
  Net asset value, beginning
   of year ..........................           $1.000             $1.000             $1.000             $1.000             $1.000
  Net investment income and net
   realized gains ...................             .035               .058               .077               .086               .069
  Dividends and distributions .......            (.035)             (.058)             (.077)             (.086)             (.069)
                                                ------             ------             ------             ------             ------
  Net asset value, end of year ......           $1.000             $1.000             $1.000             $1.000             $1.000
                                                ======             ======             ======             ======             ======
  TOTAL RETURN(a): ..................             3.59%              5.95%              8.00%              8.96%              7.11%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000) .....       $6,703,281         $7,138,159         $7,411,932         $8,168,972         $5,240,662
  Average net assets (000) ..........       $7,116,739         $7,763,251         $8,262,329         $6,947,060         $5,139,264

Ratios to average net assets:
  Expenses, including
   distribution fee .................             .66%               .68%               .73%               .69%               .71%
  Expenses, excluding
   distribution fee .................             .54%               .56%               .60%               .57%               .58%
  Net investment income .............            3.43%              5.72%              7.62%              8.57%              6.98%

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(a)  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Effective March 1, 1996, the shares were designated as Class A shares.

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                                       5

                              FINANCIAL HIGHLIGHTS
        (FOR A CLASS Z SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

     The following financial highlights for the Class Z shares of the Fund for the fiscal year ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the period from March 1, 1996 through December 31, 1996, by Deloitte & Touche LLP, independent auditors. The report by Price Waterhouse LLP and the report by Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information is based on data contained in the financial statements.

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                                                     CLASS Z SHARES
                                         ---------------------------------------
                                                               MARCH 1, 1996 (a)
                                            YEAR ENDED              THROUGH
                                         DECEMBER 31, 1997     DECEMBER 31, 1996
                                         -----------------     -----------------

PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period .....    $1.000               $1.000
 Net investment income and net realized
   gains ..................................      0.51                 .040
 Dividends and distributions ..............     (0.51)               (.040)
                                               ------               ------
 Net asset value, end of period ...........    $1.000               $1.000
                                               ======               ======
 TOTAL RETURN(b): .........................      5.22%                4.12%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000) ..........  $157,352             $149,212
 Average net assets (000) .................  $159,508             $121,135

Ratios to average net assets:
 Expenses, including distribution fee .....       .58%                 .59%(c)
 Expenses, excluding distribution fee .....       .58%                 .59%(c)
 Net investment income ....................      5.10%                4.86%(c)

----------

(a)  Commencement of offering of Class Z shares.

(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.

(c)  Annualized.

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                                       6

                              CALCULATION OF YIELD

     THE FUND CALCULATES ITS CURRENT YIELD based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE FUND ALSO CALCULATES ITS EFFECTIVE ANNUAL YIELD assuming weekly compounding. The following are examples of the current and effective annual yield calculations as of December 31, 1997 for Class A and Class Z shares of the Fund:

CLASS A SHARES
--------------

Value of hypothetical account at end of period ..............      $1.000996919
Value of hypothetical account at beginning of period ........       1.000000000
                                                                   ------------
Base period return ..........................................      $ .000996919
                                                                   ============
CURRENT YIELD (.000996919 X (365/7)) ........................           5.20%
EFFECTIVE ANNUAL YIELD, assuming weekly compounding .........           5.34%

CLASS Z SHARES
--------------

Value of hypothetical account at end of period ..............      $1.001020889
Value of hypothetical account at beginning of period ........       1.000000000
                                                                   ------------
Base period return ..........................................      $ .001020889
                                                                   ============
CURRENT YIELD (.001020889 X (365/7)) ........................           5.32%
EFFECTIVE ANNUAL YIELD, assuming weekly compounding .........           5.51%

     THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.

     The weighted average life to maturity of the Fund's portfolio on December 31, 1997 was 54 days.

     Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC Financial Data, Inc., The Bank Rate Monitor and other industry publications, business periodicals and market indices.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

     THE INVESTMENT OBJECTIVE OF THE FUND IS MAXIMUM CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. THE FUND INVESTS PRIMARILY IN A PORTFOLIO OF MONEY MARKET INSTRUMENTS MATURING IN THIRTEEN MONTHS OR LESS. THERE CAN BE NO ASSURANCE THAT THE FUND'S OBJECTIVE WILL BE ACHIEVED.

     THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE FUND'S BOARD OF DIRECTORS.

     THE TYPES OF INSTRUMENTS UTILIZED IN SEEKING TO ACCOMPLISH THE FUND'S OBJECTIVE INCLUDE:

     1. U.S. Treasury bills and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Obligations (including certificates of deposit and bankers' acceptances) of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are U.S. dollars deposited in banks outside the United States; the Fund invests in Eurodollar instruments of foreign and domestic banks.

     3. Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in thirteen months or less, denominated in U.S. dollars, and, at the date of investment, rated at least AA or A-2 by Standard & Poor's Ratings Group (S&P), Aa or Prime-2 by Moody's Investors Services, Inc. (Moody's) or AA or D-2 by Duff & Phelps Credit Rating Co. (Duff & Phelps) or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least AA or A-2 by S&P, Aa or Prime-2 by Moody's or AA or D-2 by Duff & Phelps. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in the preceding paragraph. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Fund's investment adviser under the supervision of the Fund's Board of Directors.

     In selecting commercial paper and other corporate obligations for investment by the Fund, the investment adviser considers ratings assigned by major rating services, information concerning the financial history and condition of the issuer and its revenue and expense prospects. The Board of Directors monitors the credit quality of securities purchased for the Fund's portfolio. If commercial paper or another corporate obligation held by the Fund is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Board of Directors will promptly reassess whether that security presents minimal credit risks and whether the Fund should continue to hold the security in its portfolio. If a portfolio security presents greater than minimal credit risks or is in default, the Fund will dispose of the security as soon as reasonably practicable unless the Board of Directors determines that to do so is not in the best interests of the Fund and its shareholders.

     The Fund utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (SEC). See "How the Fund Values its Shares." Accordingly, the Fund will limit its portfolio investments to those U.S. dollar denominated instruments which present minimal credit risks and which are of "eligible quality" as determined by the Fund's investment adviser under the supervision of the Board of Directors. "Eligible quality," for this purpose, means a security (i) rated in one of the two highest short-term rating categories (a) by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer or, (b) if only one rating organization assigned a rating, by that rating organization or (ii) if unrated, of comparable quality as determined by the investment adviser under the supervision of the Board of Directors. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

     See Appendix A in the Statement of Additional Information for a description of certain securities ratings.

     The Fund will also maintain a dollar-weighted average portfolio maturity of ninety days or less.

OTHER INVESTMENTS AND POLICIES

     REPURCHASE AGREEMENTS

     The Fund will enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission.

     PUTS

     The Fund also may purchase instruments of the types described above together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put," and the aggregate price that the Fund pays for instruments with a put may be higher than the price that otherwise would be paid for the instruments. For a more detailed description of puts, see "Investment Objective and Policies" in the Statement of Additional Information.

     VARIABLE RATE AND FLOATING RATE SECURITIES

     The Fund may purchase "floating rate" and "variable rate" obligations. The interest rates on such obligations fluctuate generally with changes in market interest rates, and in some cases the Fund is able to demand repayment of the principal amount of such obligations at par plus accrued interest. For additional information concerning variable rate and floating rate obligations, see "Investment Objective and Policies" in the Statement of Additional Information.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase securities on a "when-issued" or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund will limit such purchases to those in which the date for delivery and payment falls within 90 days of the date of the commitment. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a segregated account of the Fund, cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. See "Investment Objective and Policies--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.

     SECURITIES LENDING

     The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash collateral in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any interest paid on such securities and the Fund may invest the cash collateral and earn additional income. As a matter of fundamental policy, the Fund cannot lend more than 10% of the value of its total assets. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on collateral with the borrower.

     RISKS OF INVESTING IN FOREIGN SECURITIES

     The portfolio may contain obligations of foreign banks and foreign branches of foreign banks, U.S. branches of foreign banks and foreign branches of U.S. banks, as well as commercial paper, bills, notes and other obligations issued in the United States by foreign issuers, including foreign governments, their agencies and instrumentalities. Accordingly, an investment in the Fund involves certain additional risks. These risks include future political and economic developments in the country of the issuer, the possible imposition of withholding taxes on interest income payable on such obligations held by the Fund, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of principal and interest on such obligations held by the Fund. In addition, there may be less publicly available information about a foreign issuer than about a domestic one, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Securities issued by foreign issuers may be subject to greater fluctuations in price than securities issued by U.S. entities. Finally, in the event of a default with respect to any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

     ILLIQUID SECURITIES

     The Fund may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale (restricted securities), securities that are not readily marketable in securities markets either within or outside of the United States, privately placed commercial paper and repurchase agreements which have a maturity of longer than seven days. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Investing in Rule 144A securities could, however, have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     OTHER CONSIDERATIONS

     Although the Fund provides the advantage of diversification, there is still an inherent market risk due to the nature of the investment. If interest rates decline, then yield to shareholders will also decline. If there are unusually heavy redemption requests because of changes in interest rates or for any other reason, the Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. The Fund believes that its borrowing provision for abnormally heavy redemption requests would help to mitigate any adverse effects and would make the sale of its portfolio securities unlikely. When a shareholder redeems shares, it is possible that the redemption proceeds will be less than the amount invested.

     INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                             HOW THE FUND IS MANAGED

     THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

     For the year ended December 31, 1997, the total expenses of the Fund's Class A and Class Z shares as a percentage of average net assets were .701% and
 .576%, respectively. See "Financial Highlights."

MANAGER

     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO $50 MILLION AND .30 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS IN EXCESS OF $50 MILLION. PIFM is organized as a New York limited liability company. For the fiscal year ended December 31, 1997, the Fund paid management fees to PIFM of .301% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.

     As of January 31, 1998, PIFM served as the manager to 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $63 billion.

     UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

     UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.

     PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

     DISTRIBUTOR

     PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE FUND. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated, One Seaport Plaza, New York, New York 10292, previously served as the exclusive distributor of Fund shares and will serve as a co-distributor of the Fund for shares sold through its financial advisors until approximately July 1, 1998. Thereafter, Prudential Investment Management Services LLC will serve as the exclusive distributor of Fund shares. Prudential Securities Incorporated is an indirect, wholly-owned subsidiary of Prudential.

     UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING CLASS A SHARES OF THE FUND AND IS REIMBURSED AS DESCRIBED BELOW. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund with respect to both the Class A and Class Z shares. These expenses include account servicing fees paid to, or on account of, financial advisors of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of the Fund's shares, including lease, utility, communications and sales promotion expenses.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's Class Z shares and the maintenance of related shareholder accounts.

     UNDER THE PLAN, THE FUND REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS A SHARES OF THE FUND AT AN ANNUAL RATE OF UP TO .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE FUND'S CLASS A SHARES. Account servicing fees are paid based on the average balance of Fund shares held in accounts of customers of financial advisors. The entire distribution fee may be used to pay account servicing fees. For the fiscal year ended December 31, 1997, the Fund paid a distribution fee equal on an annual basis to .125 of 1% of the average daily net assets of the Fund's Class A shares. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.

     The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. The Directors are provided with and review quarterly reports of expenditures under the Plan.

     In addition to distribution and service fees paid by the Class A shares of the Fund under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

PORTFOLIO TRANSACTIONS

     Affiliates of the Distributor may act as brokers for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company (State Street or the Custodian), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

     Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15035, New Brunswick, New Jersey 08906-5005.

YEAR 2000

     The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

                         HOW THE FUND VALUES ITS SHARES

     THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV TO BE 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS ON EACH DAY THE FUND IS OPEN FOR BUSINESS. THE FUND IS OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE IS OPEN FOR TRADING.

     The Fund will compute its NAV once daily on each of its business days except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect the net asset value.

     The Fund determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Fund's portfolio as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold such security. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a given day, a prospective investor in the Fund would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Board of Directors has established procedures designed to stabilize, to the extent reasonably possible, Fund's NAV at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     TAXATION OF THE FUND

     The Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Accordingly, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to shareholders.

     TAXATION OF SHAREHOLDERS

     All dividends out of net investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses), will be taxable as ordinary income to the shareholders whether or not reinvested. In general, tax-exempt shareholders will not be required to pay taxes on amounts distributed to them.

     Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-capital losses) are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held shares in the Fund. The Fund does not expect to realize long-term capital gains or losses. In determining the amount of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains. The maximum long-term capital gains rate for individual shareholders for securities held between 12 and 18 months currently is 28% and for securities held more than 18 months is 20%. The maximum tax rate for individual shareholders for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders currently is 35%.

     Neither distributions of net investment income nor distributions of capital gains, if any, will be eligible for the dividends received deduction allowed to corporate shareholders.

     The Fund has obtained an opinion of counsel to the effect that the exchange of Class A shares for Class Z shares does not constitute a taxable event for federal income tax purposes. However, such opinion is not binding on the Internal Revenue Service.

     Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

     WITHHOLDING TAXES

     Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. However, dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). The Clinton Administration budget plan includes a tax proposal which, if enacted as legislation, would eliminate the 30% withholding tax applicable to distributions from the Fund to foreign investors. There can be no assurance that any such legislation will be enacted or, if enacted, as to the effective date of such legislation.

     Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     DIVIDENDS AND DISTRIBUTIONS

     THE FUND EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY, AND MAKE DISTRIBUTIONS ANNUALLY OF ANY NET LONG-TERM CAPITAL GAINS. A shareholder generally begins to earn dividends on the first business day after his or her order is placed with the Fund, as described above, and continues to earn dividends through the day on which his or her shares are redeemed."

     DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE FUND BASED ON THE NAV OF THE FUND'S SHARES ON THE PAYMENT DATE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE PAYMENT DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15035, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and taxable status of that year's dividends and distributions on a per share basis.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

     THE FUND WAS INCORPORATED IN MARYLAND ON DECEMBER 22, 1975. The Fund is authorized to offer 15 billion shares of common stock, $.001 par value per share, currently divided into two classes of shares, designated Class A (including shares outstanding prior to March 1, 1996) and Class Z shares, consisting of 13 billion and 2 billion authorized shares, respectively. Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) Class A shares are subject to distribution and/or service fees, (ii) Class Z shares are not subject to any distribution and/or service fees, (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iv) each class has a different exchange privilege and (v) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. The Board of Directors may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares."

     THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commmission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                                SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

GENERAL INFORMATION

     YOU MAY PURCHASE CLASS A SHARES OF THE FUND THROUGH THE DISTRIBUTOR, THROUGH DEALERS, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION:
INVESTMENT SERVICES, P.O. BOX 15035, NEW BRUNSWICK, NEW JERSEY 08906-5020.

     Except as otherwise provided below, the minimum initial investment for Class A shares is $1,000 and the minimum subsequent investment is $100. There is no minimum initial or subsequent investment requirement for investors who qualify to purchase Class Z shares. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below. Dealers may charge their customers a separate fee for handling purchase transactions.

     In order to receive that day's NAV, your order must be received before the Fund's NAV is computed (currently4:30 P.M., New York time). If you purchase shares through your Dealer, the Dealer must receive your order before the Fund's NAV is computed that day and must transmit the order to the Distributor that same day for you to receive that day's NAV.

     Shares of the Fund may be purchased through the Transfer Agent, the Distributor or a Dealer, at the NAV next determined after receipt and acceptance by the Transfer Agent, the Distributor or the Dealer of a purchase order and payment in proper form (i.e., a check or Federal Funds wired to State Street Bank and Trust Company (the Fund's Custodian). See "How the Fund Values its Shares." When payment is received by the Transfer Agent, the Distributor or the Dealer prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and the shares will begin to earn dividends on the following business day. See "Taxes, Dividends and Distributions." If your purchase is made through a dealer, your dealer will forward a purchase order and payment to the Fund. Payments may be made by cash, wire, check or through your brokerage account.

     Investors who purchase their shares through a Dealer that has a clearing arrangement with respect to shares of the Fund may be able to participate in an automatic sweep feature. For further information, contact your Dealer.

     The Fund reserves the right, in its discretion, to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares.

     If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares in street name with their Dealer will not receive stock certificates.

     Transactions in Fund shares may be subject to postage and other charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.

CLASS Z SHARES

     Class Z shares are available for purchase by (i) pension, profit sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by any affiliate of the Distributor that includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential Mutual Funds are an available option; (iv) Benefit Plans for which an affiliate of the Distributor serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and (vi) employees of an affiliate of the Distributor who participate in an employer-sponsored employee savings plan. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

     GENERAL INVESTMENT PROCEDURES

     Investors are subject to a minimum initial investment of $1,000 and a minimum subsequent investment of $100 for Class A shares, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. There is no minimum initial or subsequent investment requirement for investors who qualify to purchase Class Z shares. A Dealer may have the use of, and may retain the benefits of, the investment amount until monies are delivered to the Fund.

     PURCHASE BY WIRE

     For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential MoneyMart Assets, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A or Class Z shares).

     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:30 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential MoneyMart Assets, Inc. Class A or Class Z shares, your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders by wire. The minimum amount which may be invested by wire is $1,000.

     PURCHASE BY MAIL

     Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services LLC,
Attention: Investment Services, P.O. Box 15035, New Brunswick, New Jersey 08906-5020, together with payment of the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Fund and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective on that day and you will begin earning dividends on the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential MoneyMart Assets, Inc. and should indicate Class A or Class Z shares. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares."

HOW TO SELL YOUR SHARES

     YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. See "How the Fund Values its Shares." IF YOU ARE REDEEMING YOUR SHARES THROUGH A DEALER, YOUR DEALER MUST RECEIVE YOUR SELL ORDER BEFORE THE FUND COMPUTES ITS NAV FOR THAT DAY (I.E., 4:30 P.M., NEW YORK TIME) IN ORDER TO RECEIVE THAT DAY'S NAV. YOUR DEALER WILL BE RESPONSIBLE FOR FURNISHING ALL NECESSARY DOCUMENTATION TO THE DISTRIBUTOR AND MAY CHARGE YOU FOR ITS SERVICES IN CONNECTION WITH REDEEMING SHARES OF THE FUND.

     Shares for which a redemption request is received by PMFS, the Distributor or a Dealer prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in federal funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."

     If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15035, New Brunswick, New Jersey 08906-5010, or to the Distributor or to your Dealer.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

     NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES REDEEMED, BUT IN ANY EVENT, PAYMENT WILL BE MADE WITHIN SEVEN DAYS AFTER RECEIPT BY PMFS, THE DISTRIBUTOR OR YOUR DEALER OF STOCK CERTIFICATES AND/OR A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the Commission may permit for protection of the Fund's shareholders.

     PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR THE TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE FUND OR THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECKS.

     REDEMPTION OF SHARES PURCHASED THROUGH PMFS

     If you purchase shares of the Fund through PMFS, you may use Check Redemption, Expedited Redemption or Regular Redemption. Shareholders for whom a Dealer has purchased shares may not use such services.

     REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed stock certificates, if issued, to Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15035, New Brunswick, New Jersey 08906-5010. In this case, all stock certificates and certain written requests for redemption must be endorsed by the shareholder with signature guaranteed, as described above. Regular redemption is made by check sent to the shareholder's address.

     EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in federal funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial investment is made or at a later date. Once an Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to Prudential Mutual Fund Services LLC, Attention:
Account Maintenance, P.O. Box 15035, New Brunswick, New Jersey 08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, at the address set forth above.

     A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has an NAV of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

     DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM SHARES BY MAIL AS DESCRIBED ABOVE.

     CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of Class A shares of the Fund in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. PMFS reserves the right to impose a service charge to establish a checking account and order checks.

     INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to an NAV of $500 or less due to redemption. You may avoid such redemption by increasing the NAV of your account to an amount in excess of $500.

     REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partially in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with the applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder.

HOW TO EXCHANGE YOUR SHARES

     AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE (THE EXCHANGE PRIVILEGE) WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your Class A shares for Class A shares of the other Prudential Mutual Funds on the basis of relative NAV, plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes.

     IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING

PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15035, New Brunswick, New Jersey 08906-5010.

     IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

     FREQUENT TRADING

     The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

     To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

     SPECIAL EXCHANGE PRIVILEGE.A special exchange privilege is available for shareholders who qualify to purchase Class Z shares (see "How to Buy Shares of the Fund--Class Z Shares" above). Under this exchange privilege, shareholders who qualify to purchase Class Z shares will have their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange.

     Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.

     The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of a size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.

     The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

     In addition to the Exchange Privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

     o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested.

     o AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of shares of the Fund in amounts as little as $50 via an automatic charge to a bank account. For additional information about this service, you may contact the Transfer Agent directly.

     o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

     o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. For additional information about the service, you may contact the Transfer Agent directly.

     o MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent,
Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them on the application form, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

     o REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll free) or, from outside the U.S.A., at (732) 417-7555 (collect).

     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

FUND HIGHLIGHTS .........................................................    2
 What are the Fund's Risk Factors and Special
  Characteristics? ......................................................    2
FUND EXPENSES ...........................................................    4
FINANCIAL HIGHLIGHTS ....................................................    5
CALCULATION OF YIELD ....................................................    7
HOW THE FUND INVESTS ....................................................    7
 Investment Objective and Policies ......................................    7
 Other Investments and Policies .........................................    9
 Investment Restrictions ................................................   10
HOW THE FUND IS MANAGED .................................................   11
 Manager ................................................................   11
 Distributor ............................................................   11
 Portfolio Transactions .................................................   12
 Custodian and Transfer and
  Dividend Disbursing Agent .............................................   12
 Year 2000 ..............................................................   12
HOW THE FUND VALUES ITS SHARES ..........................................   13
TAXES, DIVIDENDS AND DISTRIBUTIONS ......................................   13
GENERAL INFORMATION .....................................................   15
 Description of Shares ..................................................   15
 Additional Information .................................................   15
SHAREHOLDER GUIDE .......................................................   15
 How to Buy Shares of the Fund ..........................................   15
 How to Sell Your Shares ................................................   17
 How to Exchange Your Shares ............................................   19
 Shareholder Services ...................................................   21

--------------------------------------------------------------------------------

MF108P
-----------------------------------
CUSIP Nos:     Class Z: 74435H-10-2
               Class Z: 74435H-20-1
-----------------------------------

                                   PRUDENTIAL
                             MONEYMART ASSETS, INC.
                                   PROSPECTUS


[PASTE-UP FROM N.P.]

FEBRUARY 27,1998
[REVISED JUNE 1, 1998]



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